HERITAGE INCOME TRUST - HIGH YIELD BOND FUND

                       SUPPLEMENT DATED FEBRUARY 28, 2006
                     TO THE PROSPECTUS DATED JANUARY 3, 2006

Effective April 1, 2006, a new team of portfolio managers will become responsible for the day-to-day management of the High Yield Bond Fund's investment portfolio. As a result, the following changes are made to the Heritage Mutual Funds prospectus dated January 3, 2006:

The "Portfolio Managers" paragraph for the High Yield Bond Fund at the bottom of page 15 of the Prospectus will be replaced as follows:

          PORTFOLIO MANAGERS. Effective April 1, 2006, a team of investment professionals at SaBam led by Investment Officers S. Kenneth Leech and Stephen A. Walsh and Portfolio Managers Michael C. Buchanan and Ian Edmonds will be responsible for the day-to-day management of the fund.

In addition, the "High Yield Bond Fund" paragraph on page 30 of the Prospectus is replaced as follows:

          HIGH YIELD BOND FUND - Effective April 1, 2006, the day-to-day management of the fund's investment portfolio will be the responsibility of a team of investment professionals led by Investment Officers S. Kenneth Leech and Stephen A. Walsh and Portfolio Managers Michael C. Buchanan and Ian Edmonds. Mr. Leech and Mr. Walsh have been employed as Investment Officers of SaBam since 2006 and have served as Chief Investment Officer and Deputy Investment Officer, respectively, for Western Asset Management Company ("WAM"), an affiliate of SaBam, for the past five years. Mr. Edmonds has been employed as a portfolio manager for SaBam since 2006 and as a research analyst for WAM for the past five years. Prior to joining WAM as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

          The  Fund  is  managed  by  a  team  of  portfolio  managers,   sector
          specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders and are responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Buchanan and Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE